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EXHIBIT 21
                           SUBSIDIARIES OF THE PARENT

The following is a list of the direct and indirect subsidiaries of the Parent as of December 31, 2001:

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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
1st Choice Financial Corp.                                           Colorado
ACO Brokerage Holdings Corporation                                   Delaware
Acordia Capital Advisors, Inc.                                       Indiana
Acordia International, Ltd.                                          Bermuda
Acordia IP Group, Inc.                                               Delaware
Acordia National, Inc.                                               West Virginia
Acordia Northeast, Inc.                                              Pennsylvania
Acordia Northeast, Inc.                                              New Jersey
Acordia Northwest, Inc.                                              Washington
Acordia of California Insurance Services, Inc.                       California
Acordia of Colorado, Inc.                                            Colorado
Acordia of Illinois, Inc.                                            Illinois
Acordia of Indiana, Inc.                                             Indiana
Acordia of Indiana, LLC                                              Indiana
Acordia of Kentucky, Inc.                                            Kentucky
Acordia of Michigan, Inc.                                            Michigan
Acordia of Minnesota, Inc.                                           Minnesota
Acordia of Nevada, Inc.                                              Nevada
Acordia of North Carolina, Inc.                                      North Carolina
Acordia of Ohio, LLC                                                 Ohio
Acordia of Oregon, Inc.                                              Oregon
Acordia of Phoenix, Inc.                                             Arizona
Acordia of Tennessee, Inc.                                           Tennessee
Acordia of Virginia Insurance Agency, Inc.                           Virginia
Acordia of West Virginia, Inc.                                       West Virginia
Acordia of West Virginia-Granville, Inc.                             Ohio
Acordia Securities, Inc.                                             Ohio
Acordia Services, Inc.                                               Delaware
Acordia Southeast, Inc.                                              Florida
Acordia Southeast, Inc.                                              Mississippi
Acordia Southeast, Inc.                                              Alabama
Acordia West Texas, Inc.                                             North Carolina
Acordia, Inc.                                                        Delaware
Allied Business Systems, Inc.                                        Iowa
AMAN Collection Service 1, Inc.                                      Nevada
AMAN Collection Service, Inc.                                        South Dakota
Amber Asset Management Inc.                                          Maryland
American Commercial Capital LLC                                      California
American E & S Insurance Brokers California, Inc.                    California
American E & S Insurance Brokers New York, Inc.                      New York
American Securities Company                                          California
American Securities Company of Missouri                              Missouri
American Securities Company of Nevada                                Nevada
Asset Recovery, Inc.                                                 Utah
ATC Realty Fifteen, Inc.                                             California
ATC Realty Nine, Inc.                                                California


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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
ATC Realty Seventeen, Inc.                                           California
ATC Realty Sixteen, Inc.                                             California
ATC Realty, Inc.                                                     California
Atlanta Insurance Broking Services, Inc.                             Georgia
Augustus Ventures, L.L.C.                                            Nevada
Azalea Asset Management, Inc.                                        Delaware
Bancshares Insurance Company                                         Vermont
Bitterroot Asset Management, Inc.                                    Delaware
Blackhawk Bancorporation                                             Iowa
Blue Jay Asset Management, Inc.                                      Delaware
Blue Spirit Insurance Company                                        Vermont
Bluebonnet Asset Management, Inc.                                    Delaware
Brenton Banks, Inc.                                                  Iowa
Brenton Investments, Inc.                                            Iowa
Brenton Realty Services, Ltd.                                        Iowa
Bryan, Pendleton, Swats & McAllister, LLC                            Tennessee
Buffalo National Bancshares, Inc.                                    Minnesota
Cardinal Asset Management, Inc.                                      Delaware
Carnation Asset Management, Inc.                                     Delaware
Centurion Agencies, Co.                                              Iowa
Centurion Agency Nevada, Inc.                                        Nevada
Centurion Casualty Company                                           Iowa
Centurion Life Insurance Company                                     Missouri
Century Business Credit Corporation                                  New York
CGT Insurance Company LTD.                                           Barbados
Charter Equipment Lease 1999-1, LLC                                  Delaware
Charter Funding Corporation V                                        New York
Charter Holdings, Inc.                                               Nevada
Chesnut Asset Management, Inc.                                       Delaware
Collin Equities, Inc.                                                Texas
Columbine Asset Management, Inc.                                     Delaware
CommercialRevolution LLC                                             Delaware
Commonwealth Leasing Corporation                                     Minnesota
Copper Asset Management, Inc.                                        Delaware
Coronado Advisors LLC                                                California
Crane Asset Management, Inc.                                         Delaware
Crocker Grande, Inc.                                                 California
Crocker Life Insurance Company                                       California
Crocker Properties, Inc.                                             California
DAG Management, Inc.                                                 Colorado
Dial National Community Benefits, Inc.                               Nevada
Eastdil Advisors, Inc.                                               Delaware
Eastdil Broker Services, Inc.                                        Delaware
Eastdil Realty Company, L.L.C.                                       New York
Eastdil U.S., Inc.                                                   California
Eastdil, Inc.                                                        Delaware
Elleven Corp.                                                        Nebraska
Ellis Advertising, Inc.                                              Iowa
EZG Associates Limited Partnership                                   Delaware
Falcon Asset Management, Inc.                                        Delaware
FCC Holdings Limited                                                 California
FF Capital Corp.                                                     Delaware
Fidelity Acceptance Holding, Inc.                                    Nevada


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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Fidelity Bancorporation, Inc.                                        Delaware
Fidelity National Life Insurance Company                             Arizona
Financiera El Sol, S.A.                                              Panama
Finvercon S.A. Compania Financiera                                   Delaware
Finvercon USA, Inc.                                                  Nevada
First City Life Insurance Company                                    Arizona
First Commerce Bancshares of Colorado, Inc.                          Colorado
First Commerce Bancshares, Inc.                                      Nebraska
First DialWest Escrow Company, Inc.                                  California
First Interstate Commercial Mortgage Company                         Delaware
First Interstate Mortgage Holding Company                            Arizona
First Place Financial Corporation                                    New Mexico
First Security Business Investment Corporation                       Utah
First Security Capital I                                             Delaware
First Security Corporation                                           Delaware
First Security Information Technology, Inc.                          Utah
First Security Investment Management, Inc.                           Utah
First Security Investment Services                                   Utah
First Security Life Insurance Company of Arizona                     Arizona
First Security Processing Services, Inc.                             Utah
First Security Service Company                                       Utah
First Valley Delaware Financial Corporation                          Delaware
Foothill Capital Corporation                                         California
FPFC Management LLC                                                  New Mexico
Galliard Capital Management, Inc.                                    Minnesota
Golden Asset Management Inc.                                         Delaware
Golden Funding Company                                               Cayman Islands, B.W.I.
Golden Pacific Insurance Company                                     Vermont
Goldenrod Asset Management, Inc.                                     Delaware
Great Plains Insurance Company                                       Vermont
GST Co.                                                              Delaware
Gwaltney & Gwaltney, Inc.                                            Alaska
H & R Phillips, Inc.                                                 New York
H.D. Vest Advisory Services, Inc.                                    Texas
H.D. Vest Insurance Agency, Inc.                                     Nevada
H.D. Vest Insurance Agency, Inc.                                     Pennsylvania
H.D. Vest Insurance Agency, L.L.C.                                   Alabama
H.D. Vest Insurance Agency, L.L.C.                                   Colorado
H.D. Vest Insurance Agency, L.L.C.                                   Louisiana
H.D. Vest Insurance Agency, L.L.C.                                   Massachusetts
H.D. Vest Insurance Agency, L.L.C.                                   New Mexico
H.D. Vest Insurance Agency, L.L.C.                                   New York
H.D. Vest Insurance Agency, L.L.C.                                   North Dakota
H.D. Vest Insurance Agency, L.L.C.                                   Texas
H.D. Vest Insurance Agency, L.L.C.                                   Virginia
H.D. Vest Insurance Agency, L.L.C.                                   Montana
H.D. Vest Insurance Agency, L.L.C.                                   Oklahoma
H.D. Vest Investment Securities, Inc.                                Texas
H.D. Vest Technology Services, Inc.                                  Texas
H.D. Vest, Inc.                                                      Texas
Hogg Robinson of New York, Inc.                                      New York
Home Services Title Reinsurance Company                              Vermont
IBID, Inc.                                                           Delaware


                                             3

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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Insurance Risk Managers, Ltd.                                        Illinois
IntraWest Asset Management, Inc.                                     Delaware
IntraWest Insurance Company                                          Arizona
Iris Asset Management, Inc.                                          Delaware
Island Finance (Aruba) N.V.                                          Aruba
Island Finance (Bonaire) N.V.                                        Netherland Antilles
Island Finance (Curacao) N.V.                                        Netherland Antilles
Island Finance (St. Maarten) N.V.                                    Netherland Antilles
Island Finance Credit Services, Inc.                                 New York
Island Finance Holding Company, LLC                                  Cayman Islands, B.W.I.
Island Finance New York, Inc.                                        New York
Island Finance Puerto Rico, Inc.                                     Delaware
Island Finance Sales Finance Corporation, LLC                        Cayman Islands, B.W.I.
Island Finance Virgin Islands, Inc.                                  Delaware
Lilac Asset Management, Inc.                                         Delaware
Lily Asset Management, Inc.                                          Delaware
Lincoln Building Corporation                                         Colorado
Lowry Hill Investment Advisors, Inc.                                 Minnesota
Magnolia Asset Management, Inc.                                      Delaware
Maier/Hauswirth Investment Advisors, L.L.C.                          Wisconsin
Marigold Asset Management, Inc.                                      Delaware
MCIG Pennsylvania, Inc.                                              Pennsylvania
Mercury Marine Finance, Inc.                                         Iowa
Michigan Financial Corporation                                       Michigan
Midwest Credit Life Insurance Company                                Arizona
Montgomery Estates, Inc.                                             Texas
Mulberry Asset Management, Inc.                                      Delaware
National Bancorp of Alaska, Inc.                                     Delaware
National Bank of Alaska Insurance Services, LLC                      Alaska
National Bank of Alaska Leasing Corporation                          Alaska
National Letter Service Co., Inc.                                    Minnesota
National Retail Credit Services Company                              Nova Scotia
NB Aviation, Inc.                                                    Delaware
NEP VII - SBIC, LLC                                                  Minnesota
Nero Limited, LLC                                                    Delaware
NISI Nevada Insurance, Inc.                                          Nevada
NISI Wyoming Insurance                                               Wyoming
North Star Mortgage Guaranty Reinsurance Company                     Vermont
Northern Prairie Indemnity Limited                                   Cayman Islands, B.W.I.
Northland Credit Corporation                                         Alaska
Northland Escrow Services, Inc.                                      Alaska
Norwest Asset Acceptance Corporation                                 Delaware
Norwest Auto Finance, Inc.                                           Minnesota
Norwest Do Brasil Servicos LTDA.                                     Brazil
Norwest Equity Capital, L.L.C.                                       Minnesota
Norwest Equity Partners IV, a Minnesota Limited Partnership          Minnesota
Norwest Equity Partners V, a Minnesota Limited Partnership           Minnesota
Norwest Equity Partners VI, LP                                       Minnesota
Norwest Equity Partners VII, LP                                      Minnesota
Norwest Escrow Funding, Inc.                                         Delaware
Norwest Financial Canada DE 1, Inc.                                  Delaware
Norwest Financial Canada DE, Inc.                                    Delaware
Norwest Financial Coast, Inc.                                        California


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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Norwest Financial Funding, Inc.                                      Nevada
Norwest Financial Investment 1, Inc.                                 Nevada
Norwest Financial Investment, Inc.                                   Nevada
Norwest Financial Massachusetts                                      Massachusetts
Norwest Financial New Hampshire 1, Inc.                              New Hampshire
Norwest Financial New Hampshire, Inc.                                New Hampshire
Norwest Home Improvement, Inc.                                       Texas
Norwest Investment Management, Inc.                                  Minnesota
Norwest Limited LP, LLLP                                             Delaware
Norwest Mezzanine Partners I, LP                                     Minnesota
Norwest Mortgage of New York, Inc.                                   New York
Norwest Venture Capital Management, Inc.                             Minnesota
Norwest Venture Partners VI, LP                                      Minnesota
Norwest Venture Partners VII, LP                                     Minnesota
Norwest Venture Partners VIII, LP                                    Delaware
Old Henry, Inc.                                                      Illinois
Orchid Asset Management, Inc.                                        Delaware
Osprey Asset Management, Inc.                                        Delaware
Pacific Rim Healthcare Solutions, Inc.                               Hawaii
Pelican Asset Management, Inc.                                       Delaware
Peoples Mortgage and Investment Company                              Iowa
Peregrine Capital Management, Inc.                                   Minnesota
Pheasant Asset Management, Inc.                                      Delaware
Premium Financial Services, Inc.                                     Kentucky
Prestige Claims Service, Inc.                                        West Virginia
Prime Bancshares, Inc.                                               Texas
Primrose Asset Management, Inc.                                      Delaware
Ragen MacKenzie Group, Inc.                                          Delaware
Ragen MacKenzie Investment Services, LLC                             Delaware
Raven Asset Management, Inc.                                         Delaware
Regency Insurance Agency, Inc.                                       Minnesota
REI Investors, Inc.                                                  Delaware
Reliable Finance Holding Company, LLC                                Nevada
Reliable Financial Services, Inc.                                    Puerto Rico
Reliable Insurance Services Corp.                                    Puerto Rico
Residential Home Mortgage Investment, L.L.C.                         Delaware
Route 60 Company                                                     West Virginia
Ruby Asset Management Inc.                                           Maryland
Rural Community Insurance Agency, Inc.                               Minnesota
Rural Community Insurance Company                                    Minnesota
RWF Mortgage Company                                                 California
Sagebrush Asset Management, Inc.                                     Delaware
Saguaro Asset Management, Inc.                                       Delaware
Sapphire Asset Management Inc.                                       Maryland
SCI Capital Management, Inc.                                         Iowa
Scott Life Insurance Company                                         Arizona
Securities Corporation of Iowa                                       Iowa
SelectNet Plus, Inc.                                                 West Virginia
Servus Financial Corporation                                         Delaware
Silver Asset Management, Inc.                                        Delaware
Southwest Partners, Inc.                                             California
Spring Cypress Water Supply Corporation                              Texas
Stagecoach Insurance Agency, Inc.                                    California


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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Statewide Acceptance Corporation                                     Texas
Sunflower Asset Management, Inc.                                     Delaware
Superior Asset Management, Inc.                                      Delaware
Superior Guaranty Insurance Company                                  Vermont
Superior Health Care Management, Inc.                                Delaware
Sutter Advisors LLC                                                  Delaware
Texas Bancshares Subsidiary Corporation                              Delaware
Texas Bancshares, Inc.                                               Texas
The Bank of New Mexico Holding Company                               New Mexico
The Foothill Group, Inc.                                             Delaware
The United Group, Inc.                                               North Carolina
Tiberius Ventures, L.L.C.                                            Nevada
Topaz Asset Management Inc.                                          Maryland
Tower Pension Specialists, Inc                                       Iowa
Trans Canada Credit Corporation                                      Nova Scotia
UFS Life Reinsurance Company                                         Arizona
United California Bank Realty Corporation                            California
United New Mexico Real Estate Services, Inc.                         New Mexico
Valley Asset Management, Inc.                                        Delaware
Van Kasper Advisers                                                  California
Violet Asset Management, Inc.                                        Delaware
W.C.A. Service Corporation, Inc.                                     California
Wells Capital Management Incorporated                                California
Wells Fargo Alternative Asset Management, LLC                        Delaware
Wells Fargo Asia Limited                                             Hong Kong
Wells Fargo Asia-Pacific Limited                                     Hong Kong
Wells Fargo Asset Company                                            Iowa
Wells Fargo Asset Management Corporation                             Minnesota
Wells Fargo Asset Securities Corporation                             Delaware
Wells Fargo Auto Receivables Corporation                             Delaware
Wells Fargo Bank Alaska, National Association                        United States
Wells Fargo Bank Arizona, National Association                       United States
Wells Fargo Bank Grand Junction, National Association                United States
Wells Fargo Bank Grand Junction-Downtown, National Association       United States
Wells Fargo Bank Illinois, National Association                      United States
Wells Fargo Bank Indiana, National Association                       United States
Wells Fargo Bank International                                       United States
Wells Fargo Bank Iowa, National Association                          United States
Wells Fargo Bank Michigan, National Association                      United States
Wells Fargo Bank Minnesota, National Association                     United States
Wells Fargo Bank Montana, National Association                       United States
Wells Fargo Bank Nebraska, National Association                      United States
Wells Fargo Bank Nevada, National Association                        United States
Wells Fargo Bank New Mexico, National Association                    United States
Wells Fargo Bank North Dakota, National Association                  United States
Wells Fargo Bank Northwest, National Association                     United States
Wells Fargo Bank Ohio, National Association                          United States
Wells Fargo Bank South Dakota, National Association                  United States
Wells Fargo Bank Texas, National Association                         United States
Wells Fargo Bank West, National Association                          United States
Wells Fargo Bank Wisconsin, National Association                     United States
Wells Fargo Bank Wyoming, National Association                       United States
Wells Fargo Bank, Ltd.                                               California
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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Wells Fargo Bank, National Association                               United States
Wells Fargo Bill Presentment Venture Member, LLC                     Delaware
Wells Fargo Brokerage Services, LLC                                  Delaware
Wells Fargo Business Credit, Inc.                                    Minnesota
Wells Fargo Capital A                                                Delaware
Wells Fargo Capital B                                                Delaware
Wells Fargo Capital C                                                Delaware
Wells Fargo Capital I                                                Delaware
Wells Fargo Capital II                                               Delaware
Wells Fargo Capital IV                                               Delaware
Wells Fargo Capital V                                                Delaware
Wells Fargo Card Services, Inc.                                      Iowa
Wells Fargo Cash Centers, Inc.                                       Nevada
Wells Fargo Central Bank                                             California
Wells Fargo Corporate Services, Inc.                                 California
Wells Fargo Credit, Inc.                                             Minnesota
Wells Fargo Energy Capital, Inc.                                     Texas
Wells Fargo Equipment Finance Company                                Nova Scotia
Wells Fargo Equipment Finance, Inc.                                  Minnesota
Wells Fargo Equity Capital, Inc.                                     California
Wells Fargo Escrow Company, LLC.                                     Iowa
Wells Fargo Financial Acceptance Alabama, Inc.                       Alabama
Wells Fargo Financial Acceptance America, Inc.                       Pennsylvania
Wells Fargo Financial Acceptance Arizona, Inc.                       Arizona
Wells Fargo Financial Acceptance Arkansas, Inc.                      Arkansas
Wells Fargo Financial Acceptance California, Inc.                    California
Wells Fargo Financial Acceptance Colorado, Inc.                      Colorado
Wells Fargo Financial Acceptance Connecticut, Inc.                   Connecticut
Wells Fargo Financial Acceptance Delaware, Inc.                      Delaware
Wells Fargo Financial Acceptance Florida, Inc.                       Florida
Wells Fargo Financial Acceptance Georgia, Inc.                       Georgia
Wells Fargo Financial Acceptance Idaho, Inc.                         Idaho
Wells Fargo Financial Acceptance Illinois, Inc.                      Illinois
Wells Fargo Financial Acceptance Indiana, Inc.                       Indiana
Wells Fargo Financial Acceptance Iowa 1, Inc.                        Iowa
Wells Fargo Financial Acceptance Iowa, Inc.                          Iowa
Wells Fargo Financial Acceptance Kansas, Inc.                        Kansas
Wells Fargo Financial Acceptance Kentucky 1, Inc.                    Kentucky
Wells Fargo Financial Acceptance Kentucky, Inc.                      Kentucky
Wells Fargo Financial Acceptance Louisiana, Inc.                     Louisiana
Wells Fargo Financial Acceptance Maine, Inc.                         Maine
Wells Fargo Financial Acceptance Maryland 1, Inc.                    Maryland
Wells Fargo Financial Acceptance Maryland, Inc.                      Maryland
Wells Fargo Financial Acceptance Massachusetts, Inc.                 Massachusetts
Wells Fargo Financial Acceptance Michigan, Inc.                      Michigan
Wells Fargo Financial Acceptance Mississippi, Inc.                   Mississippi
Wells Fargo Financial Acceptance Missouri, Inc.                      Missouri
Wells Fargo Financial Acceptance Nebraska, Inc.                      Nebraska
Wells Fargo Financial Acceptance Nevada 1, Inc.                      Nevada
Wells Fargo Financial Acceptance Nevada, Inc.                        Nevada
Wells Fargo Financial Acceptance New Jersey, Inc.                    New Jersey
Wells Fargo Financial Acceptance New Mexico, Inc.                    New Mexico
Wells Fargo Financial Acceptance New York, Inc.                      New York


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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Wells Fargo Financial Acceptance North Carolina 1, Inc.              North Carolina
Wells Fargo Financial Acceptance North Carolina, Inc.                North Carolina
Wells Fargo Financial Acceptance Ohio 1, Inc.                        Ohio
Wells Fargo Financial Acceptance Ohio, Inc.                          Ohio
Wells Fargo Financial Acceptance Oklahoma, Inc.                      Oklahoma
Wells Fargo Financial Acceptance Oregon, Inc.                        Oregon
Wells Fargo Financial Acceptance Pennsylvania, Inc.                  Pennsylvania
Wells Fargo Financial Acceptance Rhode Island, Inc.                  Rhode Island
Wells Fargo Financial Acceptance South Carolina, Inc.                South Carolina
Wells Fargo Financial Acceptance System Florida, Inc.                Florida
Wells Fargo Financial Acceptance Tennessee, Inc.                     Tennessee
Wells Fargo Financial Acceptance Texas, Inc.                         Texas
Wells Fargo Financial Acceptance Utah, Inc.                          Utah
Wells Fargo Financial Acceptance Vermont, Inc.                       Vermont
Wells Fargo Financial Acceptance Washington, Inc.                    Washington
Wells Fargo Financial Acceptance West Virginia, Inc.                 West Virginia
Wells Fargo Financial Acceptance Wisconsin, Inc.                     Wisconsin
Wells Fargo Financial Acceptance, Inc.                               Minnesota
Wells Fargo Financial Alabama, Inc.                                  Alabama
Wells Fargo Financial Alaska, Inc.                                   Alaska
Wells Fargo Financial America, Inc.                                  Pennsylvania
Wells Fargo Financial Arizona, Inc.                                  Arizona
Wells Fargo Financial Bank                                           South Dakota
Wells Fargo Financial California, Inc.                               Colorado
Wells Fargo Financial Canada Corporation                             Nova Scotia
Wells Fargo Financial Colorado, Inc.                                 Colorado
Wells Fargo Financial Connecticut, Inc.                              Connecticut
Wells Fargo Financial Credit Services New York, Inc.                 New York
Wells Fargo Financial Delaware, Inc.                                 Delaware
Wells Fargo Financial Florida, Inc.                                  Florida
Wells Fargo Financial Georgia, Inc.                                  Iowa
Wells Fargo Financial Guam 1, Inc.                                   Colorado
Wells Fargo Financial Guam, Inc.                                     Delaware
Wells Fargo Financial Hawaii, Inc.                                   Hawaii
Wells Fargo Financial Idaho, Inc.                                    Idaho
Wells Fargo Financial Illinois, Inc.                                 Iowa
Wells Fargo Financial Indiana, Inc.                                  Indiana
Wells Fargo Financial Information Services, Inc.                     Iowa
Wells Fargo Financial Iowa 1, Inc.                                   Iowa
Wells Fargo Financial Iowa 3, Inc.                                   Iowa
Wells Fargo Financial Kansas, Inc.                                   Kansas
Wells Fargo Financial Kentucky 1, Inc.                               Kentucky
Wells Fargo Financial Kentucky, Inc.                                 Kentucky
Wells Fargo Financial Leasing, Inc.                                  Iowa
Wells Fargo Financial Louisiana, Inc.                                Louisiana
Wells Fargo Financial Maine, Inc.                                    Maine
Wells Fargo Financial Maryland 1, Inc.                               Maryland
Wells Fargo Financial Maryland, Inc.                                 Maryland
Wells Fargo Financial Massachusetts 1, Inc.                          Massachusetts
Wells Fargo Financial Massachusetts, Inc.                            Massachusetts
Wells Fargo Financial Michigan, Inc.                                 Michigan
Wells Fargo Financial Minnesota, Inc.                                Minnesota
Wells Fargo Financial Mississippi, Inc.                              Mississippi
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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Wells Fargo Financial Missouri 1, Inc.                               Missouri
Wells Fargo Financial Missouri, Inc.                                 Missouri
Wells Fargo Financial Montana, Inc.                                  Montana
Wells Fargo Financial National Bank                                  United States
Wells Fargo Financial Nebraska, Inc.                                 Nebraska
Wells Fargo Financial Nevada 1, Inc.                                 Nevada
Wells Fargo Financial Nevada 2, Inc.                                 Nevada
Wells Fargo Financial Nevada, Inc.                                   Nevada
Wells Fargo Financial New Jersey, Inc.                               New Jersey
Wells Fargo Financial New Mexico, Inc.                               New Mexico
Wells Fargo Financial New York, Inc.                                 New York
Wells Fargo Financial North Carolina 1, Inc.                         North Carolina
Wells Fargo Financial North Carolina 2, Inc.                         North Carolina
Wells Fargo Financial North Carolina 3, Inc.                         North Carolina
Wells Fargo Financial North Carolina, Inc.                           North Carolina
Wells Fargo Financial North Dakota, Inc.                             North Dakota
Wells Fargo Financial Ohio 1, Inc.                                   New Hampshire
Wells Fargo Financial Ohio, Inc.                                     Ohio
Wells Fargo Financial Oklahoma, Inc.                                 Oklahoma
Wells Fargo Financial Oregon, Inc.                                   Oregon
Wells Fargo Financial Pennsylvania, Inc.                             Pennsylvania
Wells Fargo Financial Preferred Capital, Inc.                        Iowa
Wells Fargo Financial Puerto Rico, Inc.                              Delaware
Wells Fargo Financial Resources, Inc.                                Iowa
Wells Fargo Financial Retail Credit, Inc.                            Iowa
Wells Fargo Financial Retail Services, Inc.                          Iowa
Wells Fargo Financial Rhode Island, Inc.                             Rhode Island
Wells Fargo Financial Saipan, Inc.                                   Delaware
Wells Fargo Financial Security Services, Inc.                        Iowa
Wells Fargo Financial Services Virginia, Inc.                        Virginia
Wells Fargo Financial Services, Inc.                                 Delaware
Wells Fargo Financial South Carolina 1, Inc.                         North Carolina
Wells Fargo Financial South Carolina, Inc.                           South Carolina
Wells Fargo Financial South Dakota, Inc.                             South Dakota
Wells Fargo Financial System Florida, Inc.                           Florida
Wells Fargo Financial System Minnesota, Inc.                         Minnesota
Wells Fargo Financial System Virginia, Inc.                          Virginia
Wells Fargo Financial Tennessee, Inc.                                Tennessee
Wells Fargo Financial Texas, Inc.                                    Texas
Wells Fargo Financial Utah, Inc.                                     Utah
Wells Fargo Financial Virginia, Inc.                                 Virginia
Wells Fargo Financial Washington 1, Inc.                             Washington
Wells Fargo Financial Washington, Inc.                               Washington
Wells Fargo Financial West Virginia, Inc.                            West Virginia
Wells Fargo Financial Wisconsin, Inc.                                Wisconsin
Wells Fargo Financial Wyoming, Inc.                                  Wyoming
Wells Fargo Financial, Inc.                                          Iowa
Wells Fargo Financing Corporation                                    California
Wells Fargo Fleet Services, Inc.                                     Minnesota
Wells Fargo Funding III, Inc.                                        Minnesota
Wells Fargo Funding, Inc.                                            Minnesota
Wells Fargo Funds Management, LLC                                    Delaware
Wells Fargo Home Mortgage of Hawaii, LLC                             Delaware
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                                                                     Jurisdiction of Incorporation
                        Subsidiary                                          or  Organization
-------------------------------------------------------------------  -----------------------------
Wells Fargo Home Mortgage of New Mexico, Inc.                        New Mexico
Wells Fargo Home Mortgage, Inc.                                      California
Wells Fargo Housing Advisors, Inc.                                   California
Wells Fargo HSBC Trade Bank, National Association                    United States
Wells Fargo Institutional Funding, LLC                               Delaware
Wells Fargo Institutional Securities, LLC                            Delaware
Wells Fargo Insurance Nevada, Inc.                                   Nevada
Wells Fargo Insurance New Mexico, Inc.                               New Mexico
Wells Fargo Insurance Texas Agency, Inc.                             Texas
Wells Fargo Insurance Wyoming, Inc.                                  Wyoming
Wells Fargo Insurance, Inc.                                          Minnesota
Wells Fargo International Commercial Services Limited                Hong Kong
Wells Fargo International Limited                                    Cayman Islands, B.W.I.
Wells Fargo Investment Group, Inc.                                   Delaware
Wells Fargo Investments, LLC                                         Delaware
Wells Fargo Leasing Corporation                                      California
Wells Fargo Mondex Inc.                                              Arizona
Wells Fargo Private Client Funding, Inc.                             Delaware
Wells Fargo Properties, Inc.                                         Minnesota
Wells Fargo Real Estate Tax Services, LLC                            Delaware
Wells Fargo Retail Finance, LLC                                      Delaware
Wells Fargo Retirement Plan Services, Inc.                           Wisconsin
Wells Fargo Rural Insurance Agency, Inc.                             Minnesota
Wells Fargo Services Company                                         Minnesota
Wells Fargo Small Business Investment Company, Inc.                  California
Wells Fargo Student Loans Receivables I, LLC                         Delaware
Wells Fargo Trust Company, Cayman Islands                            Cayman Islands, B.W.I.
Wells Fargo Van Kasper, LLC                                          Delaware
Wells Fargo Ventures, LLC                                            Delaware
Wells Fargo West Community Development Corporation                   Colorado
Wells Fargo, Ltd.                                                    Hawaii
WF Deferred Compensation Holdings, Inc.                              Delaware
WF National Bank South Central                                       United States
WFC Holdings Corporation                                             Delaware
WFFI Auto Loan Funding LLC 1999-I                                    Delaware
WFFI Auto Loan Funding LLC 1999-II                                   Delaware
WFFI Auto Loan Funding LLC 2000-A                                    Delaware
WFFI Manager, Inc.                                                   Delaware
WFFLI Lease Finance 1998-1, LLC                                      Delaware
WFFLI Lease Finance 2000-1, LLC                                      Delaware
WFFLI Lease Finance II, LLC                                          Delaware
WFS Insurance Agency Inc.                                            Washington
WFS Insurance Agency Inc.                                            Wyoming
WFS Insurance Agency Inc.                                            Montana
WFS Insurance Agency Inc.                                            Nevada
WFS Insurance Agency Inc.                                            Oregon
WFS Insurance Agency New Mexico, Inc.                                New Mexico
Yucca Asset Management, Inc.                                         Delaware

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